                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2786

                           SCUDDER HIGH INCOME SERIES
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder High Income Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder High Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	23.92%	4.38%	3.07%	5.86%
Class B	22.88%	3.55%	2.24%	4.96%(a)
Class C	23.11%	3.51%	2.23%	5.00%(a)
CS First Boston High Yield Index++	28.05%	7.78%	5.81%	7.15%
Citigroup Long-Term High Yield Bond Index+++	49.78%	16.16%	10.99%	11.09%
Scudder High Income Fund	1-Year	3-Year	5-Year	Life of Class*
Class I**	24.08%	4.72%	3.38%	6.48%
CS First Boston High Yield Index++	28.05%	7.78%	5.81%	7.92%
Citigroup Long-Term High Yield Bond Index+++	49.78%	16.16%	10.99%	13.01%

Scudder High Income Fund	1-Year	Life of Class**
Institutional Class**	24.33%	22.83%
CS First Boston High Yield Index++	28.05%	24.58%
Citigroup Long-Term High Yield Bond Index+++	49.78%	42.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value: 9/30/03	$ 5.23	$ 5.23	$ 5.24	$ 5.22	$ 5.23
9/30/02	$ 4.62	$ 4.62	$ 4.63	$ 4.62	$ 4.63
Distribution Information: Twelve Months: Income Dividends	$ .44	$ .40	$ .40	$ .46	$ .46
September Income Dividend	$ .0350	$ .0313	$ .0314	$ .0364	$ .0357
SEC 30-day Yield+	7.79%	7.00%	7.11%	8.37%	8.19%
Current Annualized Distribution Rate+	8.03%	7.18%	7.19%	8.37%	8.19%

+ Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings - High Current Yield Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	218	of	395	56
3-Year	167	of	323	52
5-Year	130	of	238	55
10-Year	22	of	69	32

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder High Income Fund - Class A [] CS First Boston High Yield Index++ [] Citigroup Long-Term High Yield Bond Index+++

Yearly periods ended September 30

The growth of $10,000 is cumulative.

Comparative Results (Adjusted for Sales Charge)
Scudder High Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$11,834	$10,860	$11,109	$16,879
	Average annual total return	18.34%	2.79%	2.13%	5.37%
Class B(c)	Growth of $10,000	$11,988	$10,939	$11,106	$16,232
	Average annual total return	19.88%	3.04%	2.12%	4.96%(a)
Class C(c)	Growth of $10,000	$12,188	$10,978	$11,054	$16,124
	Average annual total return	21.88%	3.16%	2.02%	4.89%(a)
CS First Boston High Yield Index++	Growth of $10,000	$12,805	$12,520	$13,264	$19,954
	Average annual total return	28.05%	7.78%	5.81%	7.15%
Citigroup Long-Term High Yield Bond Index+++	Growth of $10,000	$14,978	$15,672	$16,841	$28,616
	Average annual total return	49.78%	16.16%	10.99%	11.09%

The growth of $10,000 is cumulative.

Comparative Results
Scudder High Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class I++++	Growth of $10,000	$12,408	$11,485	$11,811	$17,329
	Average annual total return	24.08%	4.72%	3.38%	6.48%
CS First Boston High Yield Index++	Growth of $10,000	$12,805	$12,520	$13,264	$19,299
	Average annual total return	28.05%	7.78%	5.81%	7.92%
Citigroup Long-Term High Yield Bond Index+++	Growth of $10,000	$14,978	$15,672	$16,841	$28,713
	Average annual total return	49.78%	16.16%	10.99%	13.01%

The growth of $10,000 is cumulative.

Comparative Results
Scudder High Income Fund		1-Year	Life of Class**
Institutional Class++++	Growth of $250,000	$310,825	$314,375
	Average annual total return	24.33%	22.83%
CS First Boston High Yield Index++	Growth of $250,000	$320,125	$316,175
	Average annual total return	28.05%	24.58%
Citigroup Long-Term High Yield Bond Index+++	Growth of $250,000	$374,450	$365,175
	Average annual total return	49.78%	42.56%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class is $250,000.

Notes to Performance Summary

* Class I shares commenced operations on December 29, 1994. Index comparisons begin December 31, 1994.
** Institutional Class shares commenced operations on August 19, 2002. Index comparisons begin August 31, 2002.
a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder High Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subjected to a CDSC of 1%. Any difference in expenses will affect performance.
++++ Class I and Institutional Class shares are not subject to sales charges.
++ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market.
+++ The Citigroup Long-Term High Yield Bond Index is an unmanaged index comprised of high-yield bonds with a par value of $50 million or higher and a remaining maturity of 10 years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Effective January, 2003, the CS First Boston High Yield Index replaced the Citigroup Long-Term High Yield Bond Index as the Fund's primary index as the CS First Boston High Yield Index is most representative of the high yield market and best represents the Fund's investment objective and process.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read the fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder High Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, five years of experience as an investment analyst at Phoenix Investment Partners and credit officer in the asset-based lending group at Fleet Bank.

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Fund's strategy and the market environment during the 12-month period ended September 30, 2003.

Q: The high-yield sector delivered an excellent performance over the past year. What factors do you believe underpinned this rise?

A: High-yield bonds produced stellar relative performance during the past 12 months. The CS First Boston High Yield Index - the fund's benchmark - returned 28.05% for the year ended September 30, compared with a return of 5.41% for the investment-grade bond market as a whole (as measured by the Lehman Brothers Aggregate Bond Index).1

1 The CS First Boston High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds which include securities from the following sectors: US Treasuries, agencies, corporate, mortgage-backed and asset-backed securities. The index includes over 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly in an index.

The rally in high-yield over the past year was driven by declining risk, an overall improvement in market fundamentals and stepped-up investor demand for the asset class. High-yield companies showed improved financial positions during the period as a result of such actions as cost cutting, refinancing debt obligations at lower interest rates and deleveraging. In addition, defaults continued to decline. For the period ended September 30, 2003, the trailing 12-month default rate was 5.7%, compared with 9.8% a year earlier.2 These favorable trends, which reflect improving credit conditions, have been a significant positive for the high-yield market.

2 Source: Moody's Investors Service.

Demand from yield-hungry investors also helped the performance of high-yield bonds during the reporting period. Year-to-date through September 30, the market had absorbed approximately $24 billion in cash inflows, well above the $7 billion level for the same period last year.3 Performance of high-yield bond funds, including the Scudder High Income Fund, was affected by cash flows in and out of the funds during the period in varying degrees.

3 Source: JP Morgan Global High Yield Research.

The improvement in fundamentals, increased investor demand and declining defaults helped decrease the yield spread of the high-yield market to 599 basis points (5.99 percentage points) at the end of September.4 In comparison, the spread stood at 1,080 basis points at the end of October 2002 and 947 basis points on December 31, 2002.5

4 A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.
5 Source for ratings: CS First Boston High Yield Index.

Q: What areas of the market provided the best performance?

A: The lower-quality segment outperformed the broader high-yield market by a wide margin. For the full year, the CCC/split CCC-rated and distressed (CC, C and defaulted issues) sectors were the top-performing credit quality categories with returns of 50.90% and 42.98%, respectively. In comparison, BB-rated and B-rated securities returned 19.37% and 25.86%, respectively.5 The outsized return of the distressed credit quality space illustrated the extent to which investors were reaching for yield. Similarly, some of the best-performing industries were higher-beta6 areas such as the wireless communications, international cable, utility and airline sectors, which posted gains of 77.85%, 62.99%, 43.71% and 40.24%, respectively, for the period.5

6 Higher-beta refers to sectors that tend to have price fluctuations greater than that of the market as a whole.

Q: How did the fund perform in this environment?

A: The fund produced a strong total return on an absolute basis but trailed both its benchmark and its peer group. For the 12-month period ended September 30, 2003, Class A shares of the fund produced a total return of 23.92% (unadjusted for sales charges). (Please see pages 3 through 6 for the performance of other share classes.) This return compares with the 28.05% return of the fund's benchmark and the 24.96% average return of the 395 funds in its Lipper High Current Yield Funds category.7

7 The Lipper High Current Yield Funds category includes funds that aim at high (relative) current yield from fixed income securities, has no quality or maturity restrictions and tends to invest in lower-grade-debt issues.

Q: What factors helped and hurt the fund's performance?

A: At the onset of the period, the portfolio had been positioned more conservatively than the index and its peers due to our concerns regarding weak economic fundamentals, uncertainty around the war with Iraq (and a potential oil price shock), and the potential for retaliatory terrorist attacks amid frequent warnings from the US Department of Homeland Security. In addition, given the already large compression in spreads from a wide margin of 1,116 basis points in mid-October 2002, we believed prudence dictated continued caution and a continued focus on protection of principal. As a result of these concerns, the portfolio remained underweight in lower-tier securities at the beginning of the fiscal year and, on average, throughout the period. This average underweight was the largest detractor from performance for the period. Most notably, the fund was underweight for much of the period in securities rated CCC/split CCC and below - the top-performing credit quality sector. However, our bottom-up analysis led us to take a larger position in this area as the year progressed. By the close of the period, the fund was overweight in the B-rated and CCC/split CCC-rated credit quality segments. This increased allocation to single B and CCC/split CCC securities benefited performance in the last quarter of the fiscal year, as the fund was ahead of the Lipper High Current Yield Funds category average return for the period. The fund remains underweight in the distressed sector - CC and below - as over time this segment of the market has not produced favorable risk-adjusted performance. We intend to remain conservative in our approach to investing in this area even if that approach contributes to short-term underperformance.

On a sector basis, the fund's performance was hurt by an underweight position in some of the higher-beta industries that performed well during the year. These include the airline, utilities, and media and telecommunications sectors. In particular, in the utilities sector, many companies had poor disclosure, which made them, in our opinion, unsuitable for investment. Given that situation, we believed caution was prudent. The fund was also overweight versus the index in the gaming and the commodity and fertilizer sectors, which underperformed the high-yield market as a whole. On the positive side, underweights in building materials and steel - both of which underperformed - proved helpful.

Among individual securities, the fund was helped by its positions in Tyco (industrial conglomerates), Qwest (telecommunications), Pioneer (energy) and Georgia-Pacific (pulp and paper). Qwest is one of the many companies owned by the fund whose bonds have gained in price due to an improved liquidity position. Qwest continued to improve its financial position as a result of cost cutting and asset sales. The company's substantial cash balances are viewed as favorable by investors. The largest individual detractors to performance from the full year were bonds of companies we mentioned in March's semiannual report: Healthsouth (health services), and Flemming Companies (food wholesaling and distribution). We have since sold the Flemming bonds, but continue to hold Healthsouth. In addition, an underweight in WorldCom (telecommunications) also dampened return. WorldCom's bonds rallied during the period in anticipation of the company's emergence from bankruptcy. (As of September 30, 2003, positions in WorldCom were sold.)

Q: Will you review your management style?

A: We continue to employ a disciplined approach that is focused on individual security and risk management. We believe we can add the most value through fundamental research, our emphasis is on finding bonds that offer favorable relative value given their yield and credit outlook. Additionally, we tend to invest in the bonds of companies that we believe offer a better combination of risk and return potential than the market as a whole. This means that we generally buy bonds that we believe to be undervalued and reduce or sell our positions in those that have reached what we believe to be fair valuations.

Given our disciplined and risk-focused investment approach, the fund may not rank in the top quartile of its peer universe in exuberant market periods in which higher-risk investments outperform the market as a whole, such as the environment encountered in the fiscal year just ended. However, we would also not expect to be in the bottom quartile of the peer universe in rough market stretches, as our disciplined investment approach should help to mitigate overall downside risk.

Because risk management is also an important consideration, we strive to maintain a diversified portfolio and to limit the size of individual positions in lower-quality securities. Believing this approach will help the fund deliver outperformance over the long term, we do not seek to boost its short-term return by changing our investment approach or taking on imprudent risk. The result of this approach is that the fund now holds approximately 301 issuers, versus 254 a year ago.

Q: How is the fund positioned?

A: The credit quality and sector weightings within the portfolio are, for the most part, the result of our bottom-up, research-driven approach, not a top-down strategic decision. On a credit quality basis, the fund is underweight in upper-quality securities (those rated BB and above), with approximately 23% of assets, versus the benchmark weight of about 31%. The fund maintains an overweight in the middle-tier credit quality segment, with about 60% of assets, versus 53% for the benchmark. As discussed, the fund is overweight in CCC/split CCC-rated securities, with an allocation of about 11%, compared with the benchmark allocation of about 8%. It is also underweight in distressed issues (those rated CC and below), with a weighting of about 1%, versus 7% in the benchmark.

The fund's key over- and underweights on a sector basis (as of September 30, 2003) are as follows:

Overweight	Underweight
Commodity and Fertilizer Land Transportation Consumer Nondurables Specialty Chemicals	Utilities Leisure/Other US Cable Retail

Industries are listed in order of the size of the fund's overweight or underweight position from largest to smallest.

Overall, we believe our focus on fundamental research and relative value has positioned the fund to perform in any market environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Asset Allocation	9/30/03	9/30/02

Corporate Bonds	80%	82%
Foreign Bonds - US$ Denominated	12%	13%
Cash Equivalents, net	3%	3%
Convertible Bonds	2%	-
Stocks	1%	2%
Foreign Bonds - Non US$ Denominated	1%	-
US Treasury Obligations	1%	-
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02

Consumer Discretionary	30%	32%
Industrials	17%	24%
Materials	13%	10%
Energy	11%	9%
Telecommunication Services	10%	7%
Financials	6%	3%
Utilities	5%	3%
Consumer Staples	4%	6%
Health Care	3%	5%
Information Technology	1%	1%
	100%	100%

Asset allocation and corporate bond diversification are subject to change.

Quality	9/30/03	9/30/02

US Treasury Obligations	1%	-
Cash Equivalents	2%	-
BBB	1%	15%
BB	22%	30%
B	53%	45%
CCC	18%	5%
CC	-	2%
Not Rated	3%	3%
	100%	100%

Effective Maturity	9/30/03	9/30/02

Less than 1 year	3%	2%
1 < 5 years	26%	27%
5 < 7 years	28%	44%
7 years or greater	43%	27%
	100%	100%

Quality and effective maturity are subject to change. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003

	Principal Amount($)(c)	Value ($)

Corporate Bonds 79.7%
Consumer Discretionary 23.6%
Adelphia Communications Corp.:
Series B, 8.125%, 1/15/2004*	2,295,000	1,583,550
10.25%, 6/15/2011*	1,770,000	1,265,550
Advantica Restaurant Co.:
11.25%, 1/15/2008	1,869,934	1,075,212
12.75%, 9/30/2007	4,250,000	4,186,250
American Achieve Corp., 11.625%, 1/1/2007	8,690,000	9,689,350
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	10,180,000	9,518,300
Ameristar Casino, Inc., 10.75%, 2/15/2009	6,090,000	6,927,375
Bally Total Fitness Holdings, 144A, 10.5%, 7/15/2011	1,240,000	1,305,100
Boca Resorts, Inc., 9.875%, 4/15/2009	13,520,000	14,415,700
Broder Brothers Co., 144A, 11.25%, 10/15/2010	2,460,000	2,490,750
Buffets, Inc., 11.25%, 7/15/2010	10,480,000	10,899,200
Carrols Corp., 9.5%, 12/1/2008	1,095,000	1,108,688
Central Garden & Pet Co., 9.125%, 2/1/2013	3,380,000	3,684,200
Charter Communications Holdings LLC:
8.25%, 4/1/2007	175,000	148,750
8.625%, 4/1/2009	8,170,000	6,250,050
144A, 10.25%, 9/15/2010	8,590,000	8,654,425
Step-up Coupon, 0% to 5/15/2006, 11.75 to 5/15/2011	525,000	288,750
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	1,040,000	535,600
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	8,695,000	5,434,375
Charter Communications, Inc., 11.125%, 1/15/2011	3,000,000	2,452,500
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	9,830,000	10,542,675
Chumash Casino & Resort Enterprise, 144A, 9.0%, 7/15/2010	745,000	800,875
Cinemark USA, Inc., 8.5%, 8/1/2008	11,855,000	12,299,563
Circus & Eldorado, 10.125%, 3/1/2012	9,050,000	9,004,750
CKE Restaurants, Inc., 9.125%, 5/1/2009	4,395,000	4,416,975
CSC Holdings, Inc.:
7.875%, 12/15/2007	6,895,000	7,050,138
Senior Note, 7.25%, 7/15/2008	325,000	324,188
Dex Media East LLC/ Financial, 12.125%, 11/15/2012	24,410,000	29,475,075
Dex Media West/Finance Co., 144A, 9.875%, 8/15/2013	10,755,000	12,153,150
DIMON, Inc.:
144A, 7.75%, 6/1/2013	4,290,000	4,397,250
Series B, 9.625%, 10/15/2011	15,540,000	17,288,250
EchoStar Communications Corp., 9.375%, 2/1/2009	5,605,000	5,976,331
Echostar DBS Corp., 144A, 6.375%, 10/1/2011	595,000	595,000
Eldorado Resorts LLC, 10.5%, 8/15/2006	14,330,000	14,473,300
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	6,264,000	6,451,920
General Motors Corp., 8.25%, 7/15/2023	8,310,000	8,690,407
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	6,990,000	7,531,725
Herbst Gaming, Inc., 10.75%, 9/1/2008	17,022,000	18,915,698
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	3,513,000	3,723,780
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	12,740,000	1,274
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	9,975,000	9,027,375
International Game Technology, 8.375%, 5/15/2009	8,055,000	9,766,398
Intrawest Corp., 10.5%, 2/1/2010	7,890,000	8,708,588
Jacobs Entertainment Co., 11.875%, 2/1/2009	5,850,000	6,259,500
Jefra Cosmetics, 10.75%, 5/15/2011	9,540,000	10,350,900
Kellwood Co., 7.625%, 10/15/2017	4,255,000	4,318,825
Krystal, Inc., 10.25%, 10/1/2007	5,705,000	5,697,869
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	3,550,000	3,807,375
Levi Strauss & Co., 12.25%, 12/15/2012	1,865,000	1,492,000
Lin Television Corp., 144A, 6.5%, 5/15/2013	2,445,000	2,377,763
Meritage Corp., 9.75%, 6/1/2011	2,295,000	2,513,025
MGM Mirage, Inc., 6.0%, 10/1/2009	4,565,000	4,587,825
Mortons Restaurant Group, 144A, 7.5%, 7/1/2010	2,470,000	2,247,700
National Vision, Inc., 12.0%, 3/30/2009 (d)	1,353,475	735,952
Old Evangeline Downs, 13.0%, 3/1/2010	3,410,000	3,482,463
Park Place Entertainment Corp., 9.375%, 2/15/2007	7,675,000	8,480,875
Payless Shoesource, Inc., 144A, 8.25%, 8/1/2013	1,205,000	1,223,075
PEI Holding, Inc., 11.0%, 3/15/2010	6,700,000	7,403,500
Petro Stopping Centers, 10.5%, 2/1/2007	23,410,000	23,527,050
PRIMEDIA, Inc.:
7.625%, 4/1/2008	1,035,000	1,019,475
8.875%, 5/15/2011	5,405,000	5,607,688
Rayovac Corp., 144A, 8.5%, 10/1/2013	5,845,000	6,020,350
Remington Arms Co., Inc., 10.5%, 2/1/2011	8,855,000	9,076,375
Renaissance Media Group, 10.0% to 4/15/2008	12,180,000	12,180,000
Rent-Way, Inc., 144A, 11.875%, 6/15/2010	3,150,000	3,283,875
Restaurant Co., 11.25% to 5/15/2008	10,663,610	10,290,384
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	3,960,000	3,682,800
6.875%, 8/15/2013	12,395,000	11,589,325
Samsonite Corp., 10.75%, 6/15/2008	16,880,000	17,639,600
Schuler Homes, Inc.:
9.375%, 7/15/2009	2,040,000	2,279,700
10.5%, 7/15/2011	11,020,000	12,493,925
Scientific Games Corp., 12.5%, 8/15/2010	1,675,000	1,961,844
Sealy Mattress Co.:
Series B, 9.875%, 12/15/2007	2,743,000	2,756,715
Series F, 9.875%, 12/15/2007	2,845,000	2,859,225
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	6,090,000	6,424,950
8.0%, 3/15/2012	8,065,000	8,528,738
8.75%, 12/15/2011	6,630,000	7,210,125
Six Flags, Inc.:
8.875%, 2/1/2010	14,230,000	13,056,025
9.5%, 2/1/2009	3,900,000	3,714,750
Sonic Automotive, Inc., 144A, 8.625%, 8/15/2013	10,910,000	11,782,800
Transwestern Publishing, Series F, 9.625%, 11/15/2007	13,855,000	14,305,288
Trump Holdings & Funding, 11.625%, 3/15/2010	7,360,000	6,578,000
Venetian Casino Resort LLC, 144A, 11.0%, 6/15/2010	5,740,000	6,543,600
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	10,215,000	10,636,369
Williams Scotsman, Inc., 144A, 10.0%, 8/15/2008	3,585,000	3,818,025
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	5,755,000	6,028,363
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	7,335,000	6,088,050
		589,490,421
Consumer Staples 3.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	14,890,000	15,727,563
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	11,710,000	13,349,400
Hines Nurseries, Inc., 144A, 10.25%, 10/1/2011	4,885,000	5,104,825
La Petite Academy, Inc., 10.0%, 5/15/2008	7,305,000	4,383,000
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	3,645,000	4,264,650
National Beef Pack, 144A, 10.5%, 8/1/2011	2,110,000	2,299,900
Pilgrim's Pride Corp., 9.625%, 9/15/2011	1,710,000	1,846,800
Salton, Inc., 10.75%, 12/15/2005	5,525,000	5,428,313
Seminis Vegetables Seeds, 144A, 10.25%, 10/1/2013	2,460,000	2,607,600
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	14,355,000	15,036,863
Swift & Co., 10.125%, 10/1/2009	3,240,000	3,580,200
Williams Scotsman, Inc., 9.875%, 6/1/2007	5,375,000	5,294,375
		78,923,489
Energy 8.5%
ANR Pipeline Co., 8.875%, 3/15/2010	2,395,000	2,562,650
Avista Corp., 9.75%, 6/1/2008	20,545,000	23,934,925
Chesapeake Energy Corp., 8.125%, 4/1/2011	6,295,000	6,830,075
Citgo Petroleum Corp., 144A, 11.375%, 2/1/2011	21,480,000	24,272,400
Coastal Corp., 6.5%, 6/1/2008	1,825,000	1,469,125
Continental Resources, Inc., 10.25%, 8/1/2008	12,640,000	12,387,200
Dynegy Holdings, Inc.:
144A, 9.875%, 7/15/2010	9,515,000	9,943,175
144A, 10.125%, 7/15/2013	965,000	1,018,075
Edison Mission Energy, 7.73%, 6/15/2009	23,755,000	19,360,325
El Paso Corp., 7.375%, 12/15/2012	3,105,000	2,538,338
Gulfterra Energy Partner, 144A, 6.25%, 6/1/2010	1,815,000	1,805,925
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	7,370,000	7,296,300
Newpark Resources, Inc., 8.625%, 12/15/2007	7,565,000	7,791,950
On Semiconductor Corp., 12.0%, 5/15/2008	7,315,000	8,339,100
Parker Drilling Co., Series B, 10.125%, 11/15/2009	13,250,000	13,647,500
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	4,520,000	452,000
Pioneer Natural Resources Co., 9.625%, 4/1/2010	16,751,000	20,854,995
Southern Natural Gas Co., 8.875%, 3/15/2010	3,305,000	3,536,350
Stone Energy Corp., 8.25%, 12/15/2011	3,550,000	3,763,000
Tom Brown, Inc., 7.25%, 9/15/2013	1,140,000	1,179,900
Trico Marine Services, Inc., 8.875%, 5/15/2012	12,780,000	9,329,400
Westport Resources Corp., 144A, 8.25%, 11/1/2011	8,765,000	9,575,763
Williams Co., Inc.:
8.125%, 3/15/2012	2,415,000	2,511,600
8.625%, 6/1/2010	4,455,000	4,733,438
8.75%, 3/15/2032	1,845,000	1,821,938
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	9,505,000	9,219,850
Wiser Oil Co., 9.5%, 5/15/2007	975,000	921,375
		211,096,672
Financials 4.7%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	12,335,000	12,211,650
AmeriCredit Corp.:
9.25%, 5/1/2009	8,470,000	8,131,200
9.875%, 4/15/2006	8,907,000	8,817,930
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	6,970,000	7,545,025
Corrections Corp. of America, 144A, 7.5%, 5/1/2011	95,000	97,969
Dollar Financial Group, Series A, 10.875%, 11/15/2006	100,000	98,125
Eaton Vance Corp. CDO "C", 13.68%, 7/15/2012 (PIK)	1,302,973	13,030
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	9,440,000	9,628,800
FRD Acquisition, Series B, 12.5%, 7/15/2004*	2,450,000	0
Global Exchange Services, 144A, 12.0%**, 7/15/2008	7,890,000	7,515,225
IOS Capital LLC, 7.25%, 6/30/2008	6,120,000	5,936,400
LaBranche & Co., Inc., 12.0%, 3/2/2007	13,885,000	15,690,050
Pxre Capital Trust I, 8.85%, 2/1/2027	3,865,000	3,343,225
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	5,545,000	5,489,550
7.0%, 8/3/2009	2,715,000	2,423,138
7.75%, 8/15/2006	6,985,000	6,845,300
R.H. Donnelly Finance Corp., 144A, 10.875%, 12/15/2012	6,515,000	7,687,700
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	7,315,000	7,497,875
Universal City Development, 11.75%, 4/1/2010	5,830,000	6,558,750
US West Communications, Inc., 7.25%, 10/25/2035	2,915,000	2,594,350
		118,125,292
Health Care 2.4%
AmerisourceBergen Corp., 7.25%, 11/15/2012	7,370,000	7,498,975
Ardent Health Services, 144A, 10.0%, 8/15/2013	945,000	989,888
HEALTHSOUTH Corp., 7.625%, 6/1/2012	8,280,000	7,120,800
HMP Equity Holdings Corp., 144A, Zero Coupon, 5/15/2008	5,705,000	2,766,925
Medco Health Solutions, Inc., 7.25%, 8/15/2013	2,665,000	2,840,554
Norcross Safety Products, 144A, 9.875%, 8/15/2011	4,610,000	4,863,550
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	4,290,000	4,429,425
Tenet Healthcare Corp.:
6.375%, 12/1/2011	16,700,000	15,990,250
7.375%, 2/1/2013	10,135,000	10,211,013
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	2,750,000	2,928,750
		59,640,130
Industrials 13.4%
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	6,360,000	6,868,800
Series B, 8.875%, 4/1/2008	6,505,000	7,041,663
Series B, 10.0%, 8/1/2009	17,885,000	19,382,869
AMI Semiconductor, Inc., 10.75%, 2/1/2013	2,735,000	3,090,550
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	7,305,000	7,862,006
Argo-Tech Corp., 8.625%, 10/1/2007	5,820,000	5,645,400
AutoNation, Inc., 9.0%, 8/1/2008	7,295,000	8,170,400
Avondale Mills, Inc., 144A, 10.25%, 7/1/2013	11,390,000	10,080,150
Browning-Ferris Industries:
7.4%, 9/15/2035	5,210,000	4,793,200
9.25%, 5/1/2021	3,250,000	3,436,875
Case New Holland, Inc., 144A, 9.25%, 8/1/2011	5,515,000	5,928,625
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	5,495,000	5,797,225
Collins & Aikman Products, 10.75%, 12/31/2011	8,455,000	7,313,575
Congoleum Corp., 8.625%, 8/1/2008	6,405,000	3,867,019
Continental Airlines, Inc., 8.0%, 12/15/2005	2,770,000	2,541,475
Corrections Corp. of America, 9.875%, 5/1/2009	8,430,000	9,462,675
CP Ships Ltd., 10.375%, 7/15/2012	8,980,000	10,237,200
Dana Corp., 9.0%, 8/15/2011	10,905,000	11,940,975
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	12,795,000	6,013,650
Delta Air Lines, Inc.:
7.7%, 12/15/2005	3,170,000	2,821,300
Series 02-1, 7.779%, 1/2/2012	2,281,709	1,874,389
7.9%, 12/15/2009	610,000	452,925
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	18,155,000	1,816
Eagle-Picher, Inc., 144A, 9.75%, 9/1/2013	5,205,000	5,465,250
Evergreen International Aviation, 144A, 12.0%, 5/15/2010	4,405,000	4,008,550
Flextronics International Ltd., 144A, 6.5%, 5/15/2013	7,150,000	7,096,375
Golden State Petroleum Transportation, 8.04%, 2/1/2019	5,185,000	5,065,641
Grove Holdings LLC 11.625% to 5/1/2009*	3,905,000	0
Grove Investors, Inc., 14.50%, 5/2/2010*	12,273,673	0
GS Technologies, 12.0%, 9/1/2004*	4,577,117	251,741
Hercules, Inc., 11.125%, 11/15/2007	16,869,000	19,483,695
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	4,485,000	4,922,288
Huntsman International LLC, 10.125%, 7/1/2009	1,235,000	1,086,800
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	5,990,000	6,678,850
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	4,175,000	4,550,750
Kansas City Southern:
7.5%, 6/15/2009	2,065,000	2,142,438
9.5%, 10/1/2008	8,980,000	9,900,450
Metaldyne Corp., 11.0%, 6/15/2012	4,495,000	4,023,025
Millennium America, Inc.:
7.625%, 11/15/2026	5,144,000	4,166,640
9.25%, 6/15/2008	20,915,000	21,699,313
144A, 9.25%, 6/15/2008	6,310,000	6,546,625
Mobile Mini, Inc., 144A, 9.5%, 7/1/2013	6,865,000	7,345,550
Motors and Gears, Inc., 10.75%, 11/15/2006	4,575,000	3,477,000
Neenah Corp.:
Series B, 144A, 11.25%, 5/1/2007*	3,135,000	1,786,950
Series F, 11.125%, 5/1/2007*	2,205,000	1,256,850
Overseas Shipholding Group, 8.75%, 12/1/2013	3,155,000	3,364,019
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	18,860,000	943,000
Republic Engineered Products LLC, 10.0%, 8/16/2009*	5,803,294	1,508,856
Resolution Performance Products LLC, 13.5%, 11/15/2010	19,070,000	17,067,650
Seabulk International, Inc., 144A, 9.5%, 8/15/2013	7,610,000	7,638,538
Tech Olympic USA, Inc., 10.375%, 7/1/2012	6,875,000	7,390,625
Tenneco Automotive, Inc.:
144A, 10.25%, 7/15/2013	5,710,000	6,195,350
11.625%, 10/15/2009	4,935,000	4,860,975
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	3,085,000	3,470,625
Travelcenters of America, Inc., 12.75%, 5/1/2009	685,000	780,900
Westlake Chemical Corp., 8.75%, 7/15/2011	15,820,000	16,413,250
		335,213,331
Information Technology 1.1%
Cooperative Computing, 144A, 10.5%, 6/15/2011	2,995,000	3,234,600
Digitalnet, Inc., 144A, 9.0%, 7/15/2010	2,070,000	2,194,200
Lucent Technologies, Inc.: 6.45%, 3/15/2029	9,225,000	6,365,250
7.25%, 7/15/2006	6,920,000	6,660,500
Mediacom Broadband LLC, 11.0%, 7/15/2013	1,240,000	1,305,100
Xerox Corp.:
7.125%, 6/15/2010	4,310,000	4,277,675
7.625%, 6/15/2013	3,810,000	3,757,613
		27,794,938
Materials 10.6%
Aqua Chemical, Inc., 11.25%, 7/1/2008	3,390,000	2,847,600
ARCO Chemical Co.:
9.8%, 2/1/2020	19,910,000	15,928,000
10.25%, 11/1/2010	4,355,000	3,984,825
Buckeye Technologies, Inc., 144A, 8.5%, 10/1/2013	4,035,000	4,156,050
Caraustar Industries, Inc., 9.875%, 4/1/2011	12,605,000	12,352,900
Cascades, Inc., 144A, 7.25%, 2/15/2013	6,285,000	6,410,700
Crown Cork & Seal, 8.0%, 4/15/2023	5,070,000	4,132,050
Dan River, Inc., 144A, 12.75%, 4/15/2009	7,115,000	5,549,700
Dayton Superior Corp.:
144A, 10.75%, 9/15/2008	5,685,000	5,827,125
13.0%, 6/15/2009	4,300,000	3,827,000
DIMAC Corp., 144A, 12.5%, 10/1/2008*	22,110,000	221,100
Equistar Chemical/ Funding Corp., 144A, 10.625%, 5/1/2011	2,045,000	2,024,550
Equistar Chemicals LP, 8.75%, 2/15/2009	39,715,000	37,133,525
Euramax International PLC, 144A, 8.5%, 8/15/2011	5,800,000	6,003,000
Fibermark, Inc., 10.75%, 4/15/2011	7,955,000	5,329,850
Foamex LP, 10.75%, 4/1/2009	9,800,000	8,746,500
Fonda Group, 9.5%, 3/1/2007	4,150,000	3,320,000
Georgia-Pacific Corp.:
144A, 7.375%, 7/15/2008	2,990,000	3,083,438
144A, 8.0%, 1/15/2014	720,000	746,100
8.875%, 2/1/2010	9,195,000	10,068,525
8.875%, 5/15/2031	15,888,000	15,967,440
9.375%, 2/1/2013	2,315,000	2,584,119
Debenture, 7.7%, 6/15/2015	17,220,000	16,789,500
Hexcel Corp., 144A, 9.75%, 1/15/2009	2,510,000	2,616,675
Huntsman ADV Materials, 144A, 11.0%, 7/15/2010	4,825,000	5,018,000
Huntsman LLC, 11.625%, 10/15/2010	2,460,000	2,398,500
Huntsman Packaging Corp., 13.0%, 6/1/2010	555,000	516,150
IMC Global, Inc., 144A, 10.875%, 8/1/2013	9,570,000	9,904,950
Koppers Industry, Inc., 144A, 9.875%, 10/15/2013	4,105,000	4,105,000
Metals USA, Inc., 8.625%, 2/15/2008*	13,150,000	0
MMI Products, Inc., Series B, 11.25%, 4/15/2007	5,190,000	3,010,200
Omnova Solutions, Inc., 144A, 11.25%, 6/1/2010	3,195,000	3,386,700
Owens-Brockway Glass Container, 8.25%, 5/15/2013	7,950,000	8,109,000
Owens-Illinois, Inc., 7.5%, 5/15/2010	2,490,000	2,402,850
Pliant Corp.:
144A, 11.125%, 9/1/2009	6,215,000	6,681,125
13.0%, 6/1/2010	1,905,000	1,771,650
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	5,190,000	5,527,350
Sweetheart Cup Co., Inc., 12.0%, 7/15/2004	2,490,000	2,433,975
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	7,140,000	7,818,300
Toll Corp., 8.25%, 2/1/2011	3,500,000	3,815,000
Trimas Corp., 9.875%, 6/15/2012	6,400,000	6,496,000
United States Steel LLC, 9.75%, 5/15/2010	8,325,000	8,533,125
US Can Corp., Series B, 12.375%, 10/1/2010	4,895,000	4,111,800
		265,689,947
Telecommunication Services 7.8%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	17,440,000	18,747,985
Century Communications Corp.:
8.75%, 10/1/2007*	1,735,000	1,214,500
8.375%, 11/15/2017*	2,010,000	1,407,000
Alamosa Delaware, Inc., 13.625%, 8/15/2011	1,270,000	1,231,900
Alamosa Holdings, Inc., Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	1,180,000	932,200
American Tower Corp., 9.375%, 2/1/2009	13,345,000	13,611,900
American Tower Escrow Corp., Zero Coupon, 8/1/2008	6,465,000	4,299,225
Cincinnati Bell, Inc., 144A, 7.25%, 7/15/2013	6,305,000	6,241,950
Crown Castle International Corp., 9.375%, 8/1/2011	9,265,000	9,890,388
Dobson Communications Corp., 144A, 8.875%, 10/1/2013	7,665,000	7,751,231
Insight Midwest:
9.75%, 10/1/2009	5,915,000	5,959,363
10.5%, 11/1/2010	1,240,000	1,295,800
LCI International, Inc., 7.25%, 6/15/2007	1,880,000	1,504,000
Level 3 Communications, Inc., 11.0%, 3/15/2008	5,555,000	5,068,938
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	9,690,000	9,641,550
Nextel Communications, Inc.:
9.375%, 11/15/2009	7,850,000	8,517,250
9.5%, 2/1/2011	4,105,000	4,536,025
Nextel Partners, Inc.:
144A, 8.125%, 7/1/2011	11,910,000	11,612,250
11.0%, 3/15/2010	4,150,000	4,533,875
12.5%, 11/15/2009	1,020,000	1,162,800
Nortel Networks Corp., 7.4%, 6/15/2006	3,115,000	3,185,088
Qwest Corp., 6.95%, 6/30/2010	8,000,000	7,848,336
Qwest Services Corp.:
5.625%, 11/15/2008	8,617,000	8,401,575
144A, 13.5%, 12/15/2010	6,685,000	7,788,025
144A, 14.0%, 12/15/2014	17,334,000	20,844,135
Rural Cellular Corp., 144A, 9.875%, 2/1/2010	5,355,000	5,288,063
Shaw Communications, Inc., 8.25%, 4/11/2010	4,530,000	4,994,325
Triton PCS, Inc., 8.5%, 6/1/2013	1,780,000	1,909,050
US West Communication, Inc., 7.25%, 9/15/2025	10,500,000	9,555,000
Western Wireless Corp., 144A, 9.25%, 7/15/2013	5,245,000	5,349,900
		194,323,627
Utilities 4.4%
AES Corp.:
144A, 9.0%, 5/15/2015	3,030,000	3,204,225
9.375%, 9/15/2010	976,000	995,520
Calpine Corp., 144A, 8.5%, 7/15/2010	17,205,000	15,828,600
CMS Energy Corp.:
7.5%, 1/15/2009	14,015,000	13,874,850
144A, 7.75%, 8/1/2010	5,980,000	5,920,200
8.5%, 4/15/2011	15,200,000	15,466,000
8.9%, 7/15/2008	2,775,000	2,872,125
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	10,995,000	10,445,250
MSW Energy Holdings/Finance, 144A, 8.5%, 9/1/2010	2,945,000	3,077,525
PG&E Corp., 144A, 6.875%, 7/15/2008	4,295,000	4,509,750
Reliant Resources, Inc.:
9.25%, 7/15/2010	5,620,000	5,086,100
144A, 9.5%, 7/15/2013	1,195,000	1,075,500
Sonat, Inc., 7.625%, 7/15/2011	3,115,000	2,569,875
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	10,735,000	11,057,050
Western Resources, Inc., 9.75%, 5/1/2007	12,060,000	13,537,350
		109,519,920
Total Corporate Bonds (Cost $1,997,155,262)		1,989,817,767
Foreign Bonds - US$ Denominated 11.6%
Antenna TV SA, 9.0%, 8/1/2007	4,240,000	4,075,700
Avecia Group PLC, 11.0%, 7/1/2009	4,335,000	3,793,125
Burns, Philp & Co., Ltd.:
144A, 9.5%, 11/15/2010	915,000	956,175
144A, 9.75%, 7/15/2012	8,400,000	8,400,000
144A, 10.75%, 2/15/2011	605,000	632,225
Conproca SA de CV, 12.0%, 6/16/2010	4,090,000	5,296,550
Corp Durango SA, 144A, 13.75%, 7/15/2009*	4,640,000	2,412,800
Crown Euro Holdings SA, 144A, 10.875%, 3/1/2013	7,260,000	8,004,150
Dolphin Telecom PLC, Series B, Step-up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	15,831,164	1,583
Eircom Funding, 144A, 8.25%, 8/15/2013	6,395,000	6,874,625
Fage Dairy Industry SA, 9.0%, 2/1/2007	11,957,000	11,957,000
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	18,612,762	17,123,741
Gazprom OAO, 144A, 9.625%, 3/1/2013	10,645,000	11,390,150
Gerdau Ameristeel Corp., 144A, 10.375%, 7/15/2011	3,285,000	3,301,425
Global Telesystems, Inc.:
11.50%, 12/15/2007*	23,720,000	2,372
10.875%, 6/15/2008*	10,060,000	1,006
Grupo Elektra SA de CV, 12.0%, 4/1/2008	5,745,000	6,161,513
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004	1,590,000	954,000
Innova S de R.L.:
144A, 9.375%, 9/19/2013	9,140,000	9,197,125
12.875%, 4/1/2007	2,842,439	2,934,818
LeGrand SA, 8.5%, 2/15/2025	4,610,000	4,679,150
Luscar Coal Ltd., 9.75%, 10/15/2011	5,075,000	5,785,500
Millicom International Cellular SA, 144A, 11.0%, 6/1/2006	3,738,000	3,822,105
Mobifon Holdings BV, 144A, 12.5%, 7/31/2010	10,300,000	11,227,000
Nortel Networks Corp., 6.125%, 2/15/2006	16,595,000	16,677,975
PTC International Finance II SA, 11.25%, 12/1/2009	3,210,000	3,482,850
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	690,000	194,925
11.75%, 6/15/2015*	5,045,000	1,437,825
12.375%, 2/21/2012*	5,575,000	1,574,938
12.0%, 6/19/2031*	2,809,000	724,722
Republic of Bulgaria, 144A, 8.25%, 1/15/2015	2,325,000	2,656,313
Republic of Turkey, 11.0%, 1/14/2013	300,000	330,750
Republic of Uruguay, 7.875%, 1/15/2033	4,295,000	2,888,388
Republic of Venezuela:
9.25%, 9/15/2027	3,785,000	2,925,805
144A, 10.75%, 9/19/2013	1,140,000	1,054,500
Royal Caribbean Cruises Ltd., 7.5%, 10/15/2027	4,780,000	4,325,900
Telus Corp., 8.0%, 6/1/2011	5,320,000	6,210,605
Tembec Industries, Inc.:
144A, 8.5%, 2/1/2011	11,785,000	11,490,375
8.625%, 6/30/2009	6,205,000	6,111,925
TFM SA de CV:
10.25%, 6/15/2007	13,185,000	13,580,550
11.75%, 6/15/2009	9,965,000	10,214,125
12.5%, 6/15/2012	9,390,000	10,329,000
Tyco International Group SA:
6.125%, 1/15/2009	1,700,000	1,776,500
6.375%, 10/15/2011	17,145,000	17,680,781
6.75%, 2/15/2011	1,580,000	1,666,900
Ukraine Government, 144A, 7.65%, 6/11/2013	5,715,000	5,686,425
Vicap SA, 11.375%, 5/15/2007	16,360,000	15,991,900
Vivendi Universal SA:
144A, 6.25%, 7/15/2008	12,945,000	13,333,350
144A, 9.25%, 4/15/2010	5,650,000	6,490,438
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	2,743,000	2,441,270
Total Foreign Bonds - US$ Denominated (Cost $316,154,462)		290,262,873

Foreign Bonds - Non US$ Denominated 0.9%
Antenna TV SA, 9.75%, 7/1/2008 EUR	770,000	865,356
EMI Group PLC, 144A, 8.625%, 10/15/2013 EUR	3,655,000	4,256,613
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	11,120,000	12,950,351
Republic of Argentina:
10.25%, 2/6/2049* EUR	7,091,618	2,188,608
10.50%, 11/29/2049* EUR	3,273,291	1,153,152
11.25%, 4/10/2006* EUR	368,130	120,043
12.0%, 9/19/2016* EUR	263,315	85,864
Total Foreign Bonds - Non US$ Denominated (Cost $18,813,960)		21,619,987

Convertible Bonds 1.5%
Consumer Discretionary 0.4%
Aristocrat Leisure Ltd., 144A, 5.0%, 5/31/2006	5,230,000	4,890,050
DIMON, Inc., 6.25%, 3/31/2007	6,760,000	6,354,400
Energy 0.5%
Parker Drilling Co., 5.5%, 8/1/2004	13,332,000	13,198,680
Information Technology 0.4%
Aspen Technology, Inc., 5.25%, 6/15/2005	2,490,000	2,415,300
Infineon Technologies AG, Series IFX, 4.25%, 2/6/2007	6,250,000	6,778,699
Telecommunication Services 0.2%
Aether Systems, 6.0%, 3/22/2005	2,465,000	2,403,375
Nortel Networks Corp., 4.25%, 9/1/2008	3,035,000	2,744,399
Total Convertible Bonds (Cost $37,014,716)		38,784,903

Asset Backed 0.1%
Miscellaneous
Golden Tree High Yield Opportunities LP "D1", Series 1, 144A, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,275,000

US Treasury Obligations 0.7%
US Treasury STRIP, Principal only, 4.319%***, 8/15/2013	3,125,000	2,049,294
US Treasury Bond, 5.375%, 2/15/2031	13,305,000	14,277,928
Total US Treasury Obligations (Cost $16,357,783)		16,327,222

	Shares	Value ($)

Other 0.2%
SpinCycle, Inc.* (d)	752,852(e)	3,914,830
SpinCycle, Inc. "F"* (d)	4,930(e)	269
Total Other (Cost $1,839,949)		3,915,099

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	45,157	72,251
ICG Communications, Inc.*	39,226	274,582
ICG Communications, Inc.*	67,617	676
IMPSAT Fiber Networks, Inc.*	252,348	1,867,375
MEDIQ, Inc., 144A*	8,934	38,800
National Vision, Inc.* (d)	319,191	209,708
XO Communications, Inc.*	10,519	61,010
Total Common Stocks (Cost $33,937,216)		2,524,402

Warrants 0.0%
Communication Cellular SA*	30,800	308
DeCrane Aircraft Holdings, Inc.*	16,090	161
Destia Communications, Inc.*	19,865	0
Empire Gas Corp.*	31,795	0
Hayes Lemmerz Intl, Inc.*	14,564	10,923
ICG Communications, Inc.*	27,253	3,268
Mariner Health Care, Inc.*	32,692	19,779
Republic Technologies International LLC*	30,830	308
Stations Holding Co., Inc.*	90,000	0
UIH Australia Pacific, Inc.*	14,150	0
Waxman Industries, Inc.*	800,453	0
XO Communications, Inc., Series A*	21,040	38,398
XO Communications, Inc., Series B*	15,780	25,248
XO Communications, Inc., Series C*	15,780	16,253
Total Warrants (Cost $31,875,104)		114,646

Preferred Stocks 0.5%
Paxson Communications Corp.	1,167	10,503,000
TNP Enterprises, Inc.	27,606	2,539,764
Total Preferred Stocks (Cost $13,159,653)		13,042,764

Convertible Preferred Stocks 0.3%
Hercules Trust II	12,765	8,474,977
World Access, Inc. "D"*	11,693	0
Total Convertible Preferred Stocks (Cost $25,170,725)		8,474,977

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 1.08% (b) (Cost $68,009,780)	68,009,780	68,009,780

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,561,988,610) (a)	98.3	2,455,169,420
Other Assets and Liabilities, Net	1.7	41,929,958
Net Assets	100.0	2,497,099,378

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2003.
*** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $2,582,289,588. At September 30, 2003, net unrealized depreciation for all securities based on tax cost was $127,120,168. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $142,319,424 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $269,439,592.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount is stated in US dollars unless otherwise noted.
(d) Affiliated issuers (see notes to Financial statements)
(e) Represents number of units.
PIK denotes that interest or dividend is paid in kind.
Currency Abbreviation
EUR	Euro

144A: Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments in Securities, at value: Unaffiliated issuers (cost $2,489,966,016)	$ 2,382,298,881
Affiliated issuers (Note I) (cost $4,012,814)	4,860,759
Investment in Scudder Cash Management QP Trust (cost $68,009,780)	68,009,780
Total investments in securities, at value (cost $2,561,988,610)	2,455,169,420
Receivable for investments sold	53,430,269
Interest receivable	57,972,557
Receivable for Fund shares sold	1,765,081
Foreign taxes recoverable	17,410
Total assets	2,568,354,737
Liabilities
Due to custodian bank	17,398
Payable for investments purchased	64,304,885
Payable for Fund shares redeemed	3,088,708
Unrealized depreciation on forward foreign currency exchange contracts	1,155,722
Accrued management fee	1,144,012
Other accrued expenses and payables	1,544,634
Total liabilities	71,255,359
Net assets, at value	$ 2,497,099,378
Net Assets
Net assets consist of: Undistributed net investment income	7,198,295
Net unrealized appreciation (depreciation) on: Investments	(106,819,190)
Foreign currency related transactions	(1,139,349)
Accumulated net realized gain (loss)	(1,555,388,435)
Paid-in capital	4,153,248,057
Net assets, at value	$ 2,497,099,378

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,868,487,817 / 357,077,765 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.23
Maximum offering price per share (100 / 95.50 of $5.23)	$ 5.48
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($462,369,764 / 88,449,466 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.23
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($165,084,342 / 31,529,073 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.24
Maximum offering price per share (100 / 99 of $5.24)	$ 5.29
Class I Net Asset Value, offering and redemption price per share ($196,716 / 37,715 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.22
Institutional Class Net Asset Value, offering and redemption price per share ($960,739 / 183,532 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Interest - unaffiliated issuers	$ 244,374,545
Interest - affiliated issuers	612,258
Interest - Scudder Cash Management QP Trust	623,029
Dividends	1,982,509
Total Income	247,592,341
Expenses: Management fee	13,530,045
Administrative fee	5,496,427
Distribution service fees	10,766,214
Trustees' fees and expenses	71,352
Other	72,238
Total expenses, before expense reductions	29,936,276
Expense reductions	(2,737)
Total expenses, after expense reductions	29,933,539
Net investment income	217,658,802
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments - unaffiliated issuers	(325,241,647)
Investments - affiliated issuers	(2,832,368)
Foreign currency related transactions	(1,578,807)
(329,652,822)
Net unrealized appreciation (depreciation) during the period on: Investments	646,907,630
Foreign currency related transactions	(1,123,191)
645,784,439
Net gain (loss) on investment transactions	316,131,617
Net increase (decrease) in net assets resulting from operations	$ 533,790,419

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended September 30,
	2003	2002
Operations: Net investment income	$ 217,658,802	$ 280,561,814
Net realized gain (loss) on investment transactions	(329,652,822)	(570,684,404)
Net unrealized appreciation (depreciation) on investment transactions during the period	645,784,439	299,572,215
Net increase (decrease) in net assets resulting from operations	533,790,419	9,449,625
Distributions to shareholders from: Net investment income: Class A	(165,927,046)	(209,936,251)
Class B	(40,955,239)	(63,770,561)
Class C	(12,795,316)	(14,299,511)
Class I	(337,009)	(1,158,577)
Institutional Class	(26,602)	(18)
Return of capital: Class A	-	(1,951,381)
Class B	-	(592,755)
Class C	-	(132,916)
Class I	-	(10,769)
Fund share transactions: Proceeds from shares sold	991,504,559	1,528,792,618
Reinvestment of distributions	125,157,426	163,895,256
Cost of shares redeemed	(1,183,436,875)	(1,777,114,163)
Net increase (decrease) in net assets from Fund share transactions	(66,774,890)	(84,426,289)
Increase (decrease) in net assets	246,974,317	(366,829,403)
Net assets at beginning of period	2,250,125,061	2,616,954,464
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $7,198,295 and $7,961, respectively)	$ 2,497,099,378	$ 2,250,125,061

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.62	$ 5.18	$ 6.34	$ 7.23	$ 7.68
Income (loss) from investment operations: Net investment income[b]	.44	.53	.64	.77	.78
Net realized and unrealized gain (loss) on investment transactions	.61	(.53)	(1.09)	(.89)	(.46)
Total from investment operations	1.05	-	(.45)	(.12)	.32
Less distributions from: Net investment income	(.44)	(.55)	(.68)	(.77)	(.77)
Return of capital	-	(.01)	(.03)	-	-
Total distributions	(.44)	(.56)	(.71)	(.77)	(.77)
Net asset value, end of period	$ 5.23	$ 4.62	$ 5.18	$ 6.34	$ 7.23
Total Return (%)[c]	23.92	(.60)	(7.68)	(1.88)	4.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,868	1,603	1,831	2,277	2,945
Ratio of expenses before expense reductions (%)	.97	.96	1.11[d]	.93	.96
Ratio of expenses after expense reductions (%)	.97	.96	1.09[d]	.92	.96
Ratio of net investment income (%)	8.92	10.39	10.94	11.10	10.15
Portfolio turnover rate (%)	149	154	69	52	67
[a] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.14% to 10.39%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.09% and 1.09%, respectively.

Class B
Years Ended September 30,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.62	$ 5.17	$ 6.33	$ 7.22	$ 7.67
Income (loss) from investment operations: Net investment income[b]	.40	.48	.59	.71	.71
Net realized and unrealized gain (loss) on investment transactions	.61	(.52)	(1.09)	(.88)	(.45)
Total from investment operations	1.01	(.04)	(.50)	(.17)	.26
Less distributions from: Net investment income	(.40)	(.50)	(.63)	(.72)	(.71)
Return of capital	-	(.01)	(.03)	-	-
Total distributions	(.40)	(.51)	(.66)	(.72)	(.71)
Net asset value, end of period	$ 5.23	$ 4.62	$ 5.17	$ 6.33	$ 7.22
Total Return (%)[c]	22.88	(1.23)	(8.50)	(2.68)	3.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	462	514	659	792	1,145
Ratio of expenses before expense reductions (%)	1.82	1.79	1.94[d]	1.78	1.78
Ratio of expenses after expense reductions (%)	1.82	1.79	1.91[d]	1.77	1.78
Ratio of net investment income (%)	8.07	9.56	10.12	10.24	9.33
Portfolio turnover rate (%)	149	154	69	52	67
[a] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.91% and 1.91%, respectively.

Class C
Years Ended September 30,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.63	$ 5.19	$ 6.35	$ 7.24	$ 7.69
Income (loss) from investment operations: Net investment income[b]	.40	.48	.59	.72	.72
Net realized and unrealized gain (loss) on investment transactions	.61	(.53)	(1.09)	(.89)	(.46)
Total from investment operations	1.01	(.05)	(.50)	(.17)	.26
Less distributions from: Net investment income	(.40)	(.50)	(.63)	(.72)	(.71)
Return of capital	-	(.01)	(.03)	-	-
Total distributions	(.40)	(.51)	(.66)	(.72)	(.71)
Net asset value, end of period	$ 5.24	$ 4.63	$ 5.19	$ 6.35	$ 7.24
Total Return (%)[c]	23.11	(1.61)	(8.46)	(2.66)	3.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	165	127	119	124	176
Ratio of expenses before expense reductions (%)	1.82	1.79	1.98[d]	1.77	1.73
Ratio of expenses after expense reductions (%)	1.82	1.79	1.95[d]	1.76	1.73
Ratio of net investment income (%)	8.07	9.56	10.09	10.25	9.38
Portfolio turnover rate (%)	149	154	69	52	67
[a] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 10.31% to 9.56%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.95% and 1.95%, respectively.

Class I
Years Ended September 30,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.62	$ 5.17	$ 6.33	$ 7.22	$ 7.68
Income (loss) from investment operations: Net investment income[b]	.46	.54	.66	.80	.82
Net realized and unrealized gain (loss) on investment transactions	.60	(.52)	(1.09)	(.90)	(.48)
Total from investment operations	1.06	.02	(.43)	(.10)	.34
Less distributions from: Net investment income	(.46)	(.56)	(.69)	(.79)	(.80)
Return of capital	-	(.01)	(.04)	-	-
Total distributions	(.46)	(.57)	(.73)	(.79)	(.80)
Net asset value, end of period	$ 5.22	$ 4.62	$ 5.17	$ 6.33	$ 7.22
Total Return (%)	24.08	(.06)	(7.39)	(1.60)	4.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2	6	9	12	15
Ratio of expenses before expense reductions (%)	.65	.63	.73[c]	.64	.62
Ratio of expenses after expense reductions (%)	.65	.63	.72[c]	.63	.62
Ratio of net investment income (%)	9.24	10.72	11.30	11.40	10.49
Portfolio turnover rate (%)	149	154	69	52	67
[a] As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by $.04, increase net realized and unrealized gain (loss) per share by $.04, and decrease the ratio of net investment income to average net assets from 11.47% to 10.72%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .72% and .72%, respectively.

Institutional Class
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 4.63	$ 4.65
Income (loss) from investment operations: Net investment income[b]	.44	.08
Net realized and unrealized gain (loss) on investment transactions	.62	(.02)
Total from investment operations	1.06	.06
Less distributions from: Net investment income	(.46)	(.08)
Net asset value, end of period	$ 5.23	$ 4.63
Total Return (%)	24.33	1.14**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.001
Ratio of expenses (%)	.83	.82*
Ratio of net investment income (%)	9.06	14.14*
Portfolio turnover rate (%)	149	154
[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Fund (the "Fund"), is a diversified series of Scudder High Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the securities.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $1,249,356,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2004 ($6,237,000), September 30, 2007 ($39,696,000), September 30, 2008 ($126,549,000), September 30, 2009 ($173,248,000), September 30, 2010 ($283,200,000) and September 30, 2011 ($620,426,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $285,764,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 6,120,362
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,249,356,000)
Net unrealized appreciation (depreciation) on investments	$ (127,120,168)

In addition, during the years ended September 30, 2003 and September 30, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year ended September 30,
	2003	2002
Distributions from ordinary income*	$ 220,041,212	$ 289,164,918
Return of capital distributions	$ -	$ 2,687,821

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury Securities) aggregated $3,450,370,815 and $3,591,545,597, respectively. Purchases and sales of US Treasury Securities aggregated $139,637,594 and $124,723,037, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.200%, 0.275%, 0.275%, 0.100% and 0.275% of the average daily net assets for Class A, B, C, I and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, I and Institutional Class shares of the Fund. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 3,683,042	$ 319,287
Class B	1,377,345	105,762
Class C	431,855	32,545
Class I	3,327	60
Institutional Class	858	181
	$ 5,496,427	$ 457,835

The Administrative Agreement between the Advisor and the Fund terminated September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.90%, 0.90%, 0.90%, 0.75% and 0.82% of average daily net assets for Class A, B, C, I, and Institutional Class shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class B	$ 3,756,410	$ 279,906
Class C	1,177,791	100,212
	$ 4,934,201	$ 380,118

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class A	$ 4,181,910	$ 452,669.23%
Class B	1,260,538	157,170.25%
Class C	389,565	39,872.25%
	$ 5,832,013	$ 649,711

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2003 aggregated $255,383. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended September 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for Class B and C shares aggregated $1,017,697 and $27,597, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2003, SDI received $108,600.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,737 for custodian credits earned.

F. Forward Foreign Currency Commitments

As of September 30, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized (Depreciation)
USD	2,190,180	EUR	1,873,550	12/10/2003	$ (12,460)
EUR	1,382,133	USD	1,512,053	12/10/2003	(94,468)
EUR	1,409,448	USD	1,522,345	12/10/2003	(115,926)
EUR	18,688,418	USD	20,846,183	12/10/2003	(876,287)
EUR	1,155,925	USD	1,313,293	12/10/2003	(30,296)
EUR	5,653,398	USD	6,544,939	12/10/2003	(26,285)
					$ (1,155,722)

Currency Abbreviations
EUR	Euro
USD	United States Dollar

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	161,986,122	$ 782,828,987	232,090,103	$ 1,199,152,814
Class B	21,058,314	102,037,049	32,996,254	172,015,822
Class C	20,836,847	101,122,037	25,587,300	132,375,871
Class I	972,873	4,604,560	4,884,429	25,247,111
Institutional Class	182,933	911,926	215*	1,000*
		$ 991,504,559		$ 1,528,792,618
Shares issued to shareholders in reinvestment of distributions
Class A	19,929,574	$ 97,575,789	24,107,982	$ 123,663,827
Class B	4,080,301	19,895,753	6,066,427	31,084,511
Class C	1,490,629	7,322,275	1,553,651	7,977,556
Class I	71,496	337,007	227,060	1,169,344
Institutional Class	5,266	26,602	4*	18*
		$ 125,157,426		$ 163,895,256
Shares redeemed
Class A	(171,495,172)	$ (846,402,239)	(262,998,211)	$ (1,351,647,435)
Class B	(48,083,027)	(236,109,785)	(54,979,144)	(280,961,075)
Class C	(18,266,842)	(89,797,382)	(22,534,465)	(116,057,247)
Class I	(2,305,783)	(11,103,069)	(5,509,369)	(28,448,406)
Institutional Class	(4,886)	(24,400)	-	-
		$ (1,183,436,875)		$ (1,777,114,163)
Net increase (decrease)
Class A	10,420,524	$ 34,002,537	(6,800,126)	$ (28,830,794)
Class B	(22,944,412)	(114,176,983)	(15,916,463)	(77,860,742)
Class C	4,060,634	18,646,930	4,606,486	24,296,180
Class I	(1,261,414)	(6,161,502)	(397,880)	(2,031,951)
Institutional Class	183,313	914,128	219*	1,018*
		$ (66,774,890)		$ (84,426,289)

* For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002.

I. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the year ended September 30, 2003 with companies which are or were affiliates is as follows:

Affiliate	Shares/ Principal Amount ($)	Purchase Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend/ Interest Income ($)	Value ($)
National Vision, Inc.	1,353,475	-	9,822,124	(1,743,577)	612,258	735,952
National Vision, Inc.	319,191	-	1,237,388	(1,088,791)	-	209,708
SpinCycle, Inc.	752,852	-	-	-	-	3,914,830
SpinCycle, Inc. "F"	4,930	-	-	-	-	269
			11,059,512	(2,832,368)	612,258	4,860,759

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of Scudder High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Scudder High Income Fund, formerly Scudder High Yield Fund, (the "Fund") a series of Scudder High Income Series, formerly Scudder High Yield Series, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder High Income Fund at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts
November 14, 2003

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems); American Healthways, Inc. (provider of disease and care management services).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College.	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present[5]	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Andrew P. Cestone (33) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[4] (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[3] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Sommers has taken a leave of absence from the fund's Board until December 31, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KHYAX	KHYBX	KHYCX	KHYIX
CUSIP Number	81115L-105	81115L-204	81115L-303	81115L-501
Fund Number	8	208	308	513

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder High Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder High Income Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ---------------------------